UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 27, 2007

Global Business Services, Inc.

(Exact name of registrant as specified in its charter)

DE	0001082431	650963621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

213 South Robertson Blvd., Beverly Hills, CA	90211
(Address of Principal Executive Officers)	(Zip Code)

Registrant's telephone number, including area code: (310) 288-4585

PAN INTERNATIONAL HOLDINGS INC

(Former name or former address, if changed since last report)

PHOTOVOLTAICS COM INC

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated March 2, 2007 in connection with the change in registrant’s certifying accountant, in order to correct certain errors contained in Item 4 to such Form 8-K.

1. Previous Independent Registered Public Accounting Firm.

A. On February 27, 2007, Global Business Services, Inc. (“Registrant”) dismissed its independent registered public accounting firm, Berkivots, Lago & Company, LLC (“Berkivots”), as the accountant responsible for the registrants is no longer associated with Berkivots.

B. The reports of Berkivots on the financial statement of the Registrants fiscal years ended June 30, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, other than an explanatory paragraph as to the Registrant’s ability to continue as a going concern.

C. The decision to change independent registered public accounting firms was approved by the members of the Board of Directors of the Registrant.

D. During the Registrant’s two most recent fiscal years and the subsequent interim periods through January 27, 2007, there were no disagreements with Berkivots on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Berkivots, would have caused it to make reference thereto in its reports on the financial statements for such years.

E. The Registrant provided Berkivots with a copy of this Current Report and requested that it furnish the Registrant with a letter addressed to the Securities & Exchange Commission stating whether it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

 2.  New Independent Registered Public Accounting Firm.

The Registrant engaged Moore and Associates, Chartered Accountants and Advisors as its new independent certified public accounting firm to audit the Registrant’s financial statements effective February 27, 2007. Prior to such engagement, the Registrant did not consult such firm on any of the matters referenced in Regulation S-B Item 304(a)(2).

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired: None
(b) Pro-Forma Financial Statements: None
(c) Exhibits: None

Exhibit No.	Description
16.1	Letter of Berkivots, Lago & Company, LLC dated April 5, 2007 to the Security & Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Business Services, Inc. (Registrant)

Dated: April 5, 2007	By:	/s/ Stephen M. Thompson

Stephen M. Thompson Chief Executive Officer